UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016
_______________________
TIVO INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
San Jose, California
95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events
On Friday July 8, 2016, Rovi Corporation (“Rovi”) and TiVo Inc. (“TiVo”) received notification of the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the acquisition of TiVo by Rovi pursuant to the Agreement and Plan of Merger dated April 28, 2016, by and among Rovi Corporation, TiVo Inc., Titan Technologies Corporation, Nova Acquisition Sub, Inc. and Titan Acquisition Sub, Inc., a copy of which was filed on Form 8-K on May 4, 2016.
The parties issued a joint press release on July 11, 2016 disclosing the regulatory clearance. A copy of the joint press release of Rovi and TiVo is included herein as Exhibit 99.1. The press release is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the press release.
Item 9.01.     Financial Statements and Exhibits.
(d)           Exhibits
The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated July 11, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

Date: July 11, 2016	By:	/s/ Naveen Chopra
		Name:	Naveen Chopra
		Title:	Interim Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 11, 2016.